ADVANCED SERIES TRUST

AST FQ Absolute Return Currency Portfolio

AST Goldman Sachs Global Income Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust SAI.

A.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the AST Goldman Sachs Global Income Portfolio with the information set forth below, effective July 1, 2017:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Goldman Sachs Global Income Portfolio	The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

B.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the AST FQ Absolute Return Currency Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST FQ Absolute Return Currency Portfolio	First Quadrant, L.P. (First Quadrant)	0.625% of average daily net assets to $250 million; 0.5625% of average daily net assets over $250 million; 0.50% of average daily net assets over $500 million

C.	Revised Relationship Pricing Arrangement with T. Rowe Price Associates, Inc.

The Board of Trustees of the Trust recently approved a revision to the pricing arrangement between PGIM Investments LLC and T. Rowe Price Associates, Inc. (T. Rowe Price) for the portfolios and sleeves of portfolios subadvised by T. Rowe Price. This arrangement became effective on June 1, 2017.

To reflect this change, the SAI is hereby revised as follows, effective June 1, 2017:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the AST T. Rowe Price Diversified Real Growth Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation

AST T. Rowe Price Diversified Real Growth Portfolio	The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2018. The Manager has also contractually agreed to waive an additional 0.008% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the Portfolio’s average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

II.	The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets up to $20 billion:

-	2.5% fee reduction on combined assets up to $1 billion
-	5.0% fee reduction on combined assets on the next $1.5 billion
-	7.5% fee reduction on combined assets on the next $2.5 billion
-	10.0% fee reduction on combined assets on the next $5.0 billion
-	12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

-	12.5% fee reduction on all assets

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP2